                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: January 29, 1997
                 ----------------


                        Federal Realty Investment Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    District of Columbia              1-7533              52-0782497
----------------------------        -----------           ----------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)


1626 East Jefferson Street, Rockville, Maryland      20852-4041
   (Address of principal executive offices)          (Zip Code)
   ----------------------------------------          ----------


Registrant's telephone number including area code:         301/998-8100
                                                           ------------

ITEM 5.  OTHER ITEMS

     During 1996 Federal Realty Investment Trust ("the Trust") acquired three shopping centers ("the acquired centers"). On October 1, 1996, the Trust acquired Saugus Plaza Shopping Center, located in the metropolitan Boston, Massachusetts area, for a cash purchase price of $12.2 million. On October 29, 1996, the Trust purchased Wynnewood Shopping Center in suburban Philadelphia, Pennsylvania, for $20.9 million in cash. On December 31, 1996, the Trust acquired the controlling interest in a Limited Liability Company formed to own Escondido Promenade Shopping Center in Escondido, California, for $14.2 million in cash. The $23.5 million center is subject to $9.4 million of long-term, tax-free financing. The cash portion of all of the acquisitions was initially financed with borrowings under the Trust's revolving credit facilities.

     During 1996 the Trust also acquired 14 retail buildings. On February 28, 1996, the Trust purchased, for cash, two retail buildings totalling 28,446 square feet in Winter Park, Florida for a cost of $6.8 million. On May 6, 1996, the Trust purchased a 14,712 square foot building in Greenwich, Connecticut for $3.2 million in cash and on June 4, 1996 purchased a 21,954 square foot building in Greenwich, Connecticut for $9.5 million in cash. On December 31, 1996, the Trust invested $17.6 million for the general partnership interest in a partnership which owns ten buildings in Southern California valued at $28.0 million. The minority partner will receive a cumulative return of $762,000 per year. All remaining income and cash available for distribution will be allocated 90% to the Trust and 10% to the minority partner until each receives a return of 10% on its deemed investment and then 60% to the Trust and 40% to the minority partner. The Trust is obligated to fund 90% of future required capital. After twenty four months, the Trust, upon the properties meeting certain performance goals, can be required to redeem the minority partner's interest for a price determined by an agreed upon formula, payable in either cash or shares at the election of the minority partner. Six of the buildings are vacant and will be redeveloped primarily for retail use. Therefore, the six buildings are not classified as real estate operations. The partnership's investment in the remaining four retail buildings is $14.4 million. Financial statements for the retail buildings, which are not significant individually or in total, are not included with this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a) Financial statements of the real estate operations acquired, prepared pursuant to Rule 3.14 of Regulation S-X:

1.)  Audited financial statement of Saugus Plaza Center

       Independent Auditor's Report                                            5

       Special Purpose Statement of Operations
       for the year ended December 31, 1995                                    6

       Notes to Special Purpose Statement of
       Operations December 31, 1995                                            7


2.)  Audited financial statement of Wynnewood Shopping Center

       Independent Auditor's Report                                            8

       Balance Sheet - December 31, 1995                                       9

       Statement of Operations - Year Ended December 31, 1995                 10

       Statement of Changes in Partners' Capital                              11

       Statement of Cash Flows Year Ended December 31, 1995                   12

       Notes to the Financial Statements - December 31, 1995               13-15

       Schedules of Rental and General and Administrative Expenses            16

3.)  Audited financial statement of Escondido Promenade Shopping
Center

       Independent Auditor's Report                                           17

       Historical Summary of Gross Income and
       Direct Operating Expenses
       for the year ended December 31, 1995                                   18

       Notes to Historical Summary of Gross Income and
       Direct Operating Expenses
       for the year ended December 31, 1995                                   19

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

1.) Federal Realty Investment Trust, Saugus Plaza Shopping Center, Wynnewood Shopping Center and Escondido Promenade Shopping Center Pro Forma Condensed Financial Statements (unaudited)

     Pro Forma Condensed Balance Sheet - September 30, 1996                   20

     Pro Forma Condensed Statement of Operations
     Year ended December 31, 1995                                             21

     Pro Forma Condensed Statement of Operations
     Nine months ended September 30, 1996                                     22

     Notes to Pro Forma Condensed Financial Statements                        23

     The pro forma condensed balance sheet as of September 30, 1996 and the pro forma condensed statements of operations for the year ended December 31, 1995 are based on audited historical financial statements of the Acquired Centers and the Trust after giving effect to the acquisition of the Acquired Centers and the adjustments as described in the accompanying notes to the pro forma financial statements.

     The pro forma financial statements have been prepared by the Trust based upon the financial statements of the Acquired Centers (filed with this report under Item 7(a)). These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of the Acquired Centers, the audited consolidated financial statements of the Trust in its Annual Report on Form 10-K for the year ended December 31, 1995 and the unaudited financial statements of the Trust on Form 10-Q for the nine months ended September 30, 1996.

(c)  Exhibits in accordance with the provisions of Item 601 of Regulation S-K:

     Item 23.  Independent Auditor's Consents



                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  Federal Realty Investment Trust
                                  (Registrant)

Date:  January 29, 1997           /s/  Cecily A. Ward
                                  -------------------
                                  Cecily A. Ward
                                  Vice President - Controller
                                  (Principal Accounting Officer)



                                 EXHIBIT INDEX

ITEM NO.                                           PAGE NO.
--------                                           --------

(23)      Independent Auditor's Consents           24 - 26

                         Independent Auditor's Report

To the Partners
J.B.S. Limited Partnership
(A Limited Partnership)

We have audited the accompanying special-purpose statement of operations (exclusive of interest income and expense, depreciation and amortization, rent expense and management fees) of J.B.S. Limited Partnership (A Limited Partnership) for the year ended December 31, 1995. The special purpose statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the special purpose statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the special purpose statement. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1(b), the accompanying special purpose financial statement has been prepared to present only the revenues and expenses related to the operations of the shopping center and is not intended to be a complete presentation of the Partnership's revenue and expenses for the year ended December 31, 1995.

In our opinion, the accompanying special purpose statement of operations presents fairly, in all material respects, the results of operations (exclusive of interest income and expense, depreciation and amortization, rent expense and management fees) of J.B.S. Limited Partnership (A Limited Partnership) for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

Hecht and Company, P.C.
October 18, 1996

                           J.B.S. LIMITED PARTNERSHIP
                            (A Limited Partnership)
                    Special Purpose Statement of Operations
                      For the year ended December 31, 1995

Revenue:
     Base rents                                    $1,413,290

     Percentage rents                                   5,109

     Tenant reimbursements:
          Real estate taxes                           273,941
          Common area maintenance and insurance        87,586
                                                   ----------

               Total revenue                        1,779,926
                                                   ----------

Expenses:

     Real estate taxes                                273,179

     Insurance                                         19,038

     Parking lot maintenance and repairs               26,971

     Roof and structural repairs                       15,819

     Snow removal                                      26,020

     Utilities                                         16,900

     Administrative expenses                           10,490
                                                   ----------

               Total expenses                         388,417
                                                   ----------

Net operating income                               $1,391,509
                                                   ==========


The accompanying notes are an integral part of this financial statement.

                           J.B.S. LIMITED PARTNERSHIP
                            (A Limited Partnership)
                Notes to Special Purpose Statement of Operations
                               December 31, 1995

Note 1 - Description of organization and summary of significant accounting policies:

     a)   Nature of business:

          J.B.S. Limited Partnership (JBS) was organized on April 1, 1982 as a limited partnership under the laws of the Commonwealth of Massachusetts to manage and lease a shopping center in the city of Saugus, Massachusetts. The shopping center was leased by JBS from TM Massachusetts Shopping Center Limited Partnership (TM) under a net lease. Effective January 1, 1996 the net lease terminated and TM commenced management of the property.

     b)   Basis of presentation:

          The accompanying special purpose statement has been prepared to present in accordance with generally accepted accounting principles only the revenues and expenses related to the operation of the property. Interest income and expense, depreciation and amortization, rent expenses and management fees have not been included in the accompanying statement. Since a complete presentation of the Partnership's operations would include these items, the accompanying special purpose statement is not intended to be a complete presentation of the Partnership's revenue and expenses for the year ended December 31, 1995.

     c)   Rental income:

          The shopping center's revenue is substantially from two major tenants.

                          Independent Auditors' Report
                          ----------------------------


To the Partners
Wynnewood Shopping Center, LP
Wynnewood, Pennsylvania

We have audited the accompanying balance sheet of Wynnewood Shopping Center, LP (A Pennsylvania Limited Partnership) as of December 31, 1995, and the related statements of operations, changes in partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wynnewood Shopping Center, LP as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of rental and general and administrative expenses on page ten are presented for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Landsburg Platt Raschiatore & Dalton
September 30, 1996

                         WYNNEWOOD SHOPPING CENTER, LP
                            (A LIMITED PARTNERSHIP)

                                 Balance Sheet
                               December 31, 1995

                                     ASSETS

Current assets
     Cash                                           $   164,054
     Accounts receivable (Note 1)                       204,917
     Prepaid expenses                                    82,877
     Due from related entity (Note 2)                     1,500
                                                    -----------

          Total current assets                          453,348
                                                    -----------

Rental property and equipment (Note 1)

     Land                                             1,200,000
     Rental property                                 12,339,279
     Equipment                                            3,993
     Vehicles                                            28,997
                                                    -----------

                                                     13,572,269

     Less accumulated depreciation                      471,835
                                                    -----------

          Net rental property and equipment          13,100,434
                                                    -----------

                                                    $13,553,782
                                                    ===========


                       LIABILITIES AND PARTNERS' CAPITAL
Accounts payable                                    $     4,926
Tenants security deposits                                20,305
Accrued expenses                                          2,029
Payroll taxes payable                                     1,934
Loan payable, related party, current (Note 3)           201,740
                                                    -----------

          Total current liabilities                     230,934

Long-term debt

     Loan payable, related party, net of current
       portion (Note 3)                                 339,465
                                                    -----------

          Total liabilities                             570,399

Partners' capital                                    12,983,383
                                                    -----------

                                                    $13,553,782
                                                    ===========

See notes to the financial statements and independent auditors' report.

                         WYNNEWOOD SHOPPING CENTER, LP
                            (A LIMITED PARTNERSHIP)

                            Statement of Operations

                          Year Ended December 31, 1995


Rental income, including tenant reimbursements    $2,045,739
Rental expenses                                      501,207
                                                  ----------

     Income from rental operations                 1,544,532

Interest income                                        2,227
                                                  ----------

     Income from operations                        1,546,759

General and administrative expenses                  153,686
                                                  ----------

     Income before depreciation, interest
     expense and provision for vacancies           1,393,073
                                                  ----------

Depreciation expense                                 300,155
Interest expense                                      57,070
Provision for vacancies                              629,487
                                                  ----------

                                                     986,712
                                                  ----------

Net income                                        $  406,361
                                                  ==========


See notes to the financial statements and independent auditors' report.

                         WYNNEWOOD SHOPPING CENTER, LP
                            (A LIMITED PARTNERSHIP)

                   Statement of Changes in Partners' Capital


                                                 Harriet
                              Wynnewood, Inc.    Kravitz       Total
Capital, January 1, 1995          $125,601     $12,434,470  $12,560,071

Capital contributed                    ---          16,951       16,951

Net income                           4,064         402,297      406,361
                                  --------     -----------  -----------

Capital, December 31, 1995        $129,665     $12,853,718  $12,983,383
                                  ========     ===========  ===========



See notes to the financial statements and independent auditors' report.

                         WYNNEWOOD SHOPPING CENTER, LP
                            (A LIMITED PARTNERSHIP)
                            Statement of Cash Flows
                          Year Ended December 31, 1995

Cash flows from operating activities
  Net income                                          $ 406,361
  Adjustments to reconcile net income to
    net cash provided by operating activities:
    Depreciation                                        300,155
  (Increase) decrease in assets:
    Accounts receivable                                  68,061
    Prepaid expenses                                    (10,244)
    Due from related entity                              (1,000)
  Increase (decrease) in liabilities:
    Accounts payable                                      1,663
    Tenants security deposits                               963
    Accrued expenses                                   (255,793)
    Payroll taxes payable                                  (524)
                                                      ---------

       Net cash provided by operating activities        509,642
                                                      ---------

Cash flows from investing activities
  Improvements to rental property                      (414,984)
  Purchase of equipment                                  (1,118)
  Purchase of vehicle                                   (28,997)
                                                      ---------

       Net cash used in investing activities           (445,099)
                                                      ---------

Cash flows from financing activities
  Partners' capital contributions                        16,951
  Proceeds from related party loan                      288,000
  Payments on related party loan                       (391,495)
                                                      ---------

       Net cash used in financing activities            (86,544)
                                                      ---------

Net decrease in cash                                    (22,001)

Cash, beginning of year                                 186,055
                                                      ---------

Cash, end of year                                     $ 164,054
                                                      =========

Supplementary disclosure of cash flow information:

  Cash paid for interest                              $  58,505
                                                      =========

  Increase in accounts receivable for prior period    $  26,363
                                                      =========

Non-cash financing activity:

  Reclassification of prior period accrued expense
    to related party loan principal                   $  44,700
                                                      =========

See notes to the financial statements and independent auditors' report.

                         WYNNEWOOD SHOPPING CENTER, LP
                            (A LIMITED PARTNERSHIP)

                       Notes to the Financial Statements
                               December 31, 1995


NOTE 1 Summary of significant accounting policies

    The accounting policies of Wynnewood Shopping Center, LP conform to generally accepted accounting principles. A summary of the more significant accounting policies is as follows:

    Wynnewood Shopping Center, LP commenced activities on January 1, 1994. The Company manages the Wynnewood Shopping Center located in Wynnewood, Pennsylvania.

    Rental property and equipment

    The rental property is stated at the fair market value of the land and shopping center when contributed to the partnership by the limited partner. Improvements to the rental property and equipment are stated at cost. Property and equipment are depreciated over the estimated useful lives of the assets. Depreciation is calculated using the straight-line method.

    Income taxes

    The limited partnership is not a taxpaying entity for federal and state income tax purposes, and thus no income tax expense has been recorded in the statements. The results of partnership operations are included on the income tax returns of each partner.

    Accounts receivable

    The partners write-off bad debts as they become uncollectible. The partners believe all receivables to be collectible.

NOTE 2 Due from related entity

    This amount represents advances to a related entity which are not partnership distributions. The advances are expected to be repaid within the next operating cycle and are non-interest bearing.

NOTE 3 Loan payable, related party

    The loan represents advances to the limited partnership by the limited partner. The loan is payable in monthly installments of $20,000, including interest of 8.5%. The loan is due in July 1998.

    Maturities of the related party loan are as follows:


       Year ended
       December 31,
       --------------

       1996                                                     $201,740

       1997                                                      219,568

       1998                                                      119,897
                                                                 -------
                                                                $541,205
                                                                 =======



NOTE 4 Minimum future rental income

    Minimum future rental income expected for each of the next five years and in the aggregate is as follows:

       Year ended
       December 31,

       1996                                                     $  695,041

       1997                                                        575,262

       1998                                                        559,090

       1999                                                        535,509

       2000                                                        369,641

       Thereafter                                                1,510,649
                                                                ----------

       Total minimum future rental income                       $4,245,192
                                                                ==========




    Minimum future rental income does not include percentage rent that may be received under certain leases. Percentage rent is computed as a percent of the gross receipts received from sales in excess of a specified base amount.

NOTE 5 Percentage of occupancy

    As of December 31, 1995, the Shopping Center was at 85% of total capacity. Of the total 251,797 square footage available for occupancy, 212,799 was occupied.

    Monthly gross rents at full occupancy would amount to $83,407 the Company currently collects $67,888.

NOTE 6 Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7 Subsequent event

    On April 3, 1996, the Partnership entered into an agreement of sale for the shopping center located in Wynnewood, Pennsylvania. The sale has been scheduled for October 29, 1996.

                         WYNNEWOOD SHOPPING CENTER, LP
                            (A LIMITED PARTNERSHIP)

          Schedules of Rental and General and Administrative Expenses

                          Year Ended December 31, 1995



Rental expenses
  Auto and truck                                        $  4,145
  Dues and subscriptions                                     125
  Insurance                                               71,109
  Maintenance and snow removal                            13,921
  Office expense                                           5,273
  Real estate taxes, gross                               189,883
  Repairs                                                 26,945
  Security                                                 2,119
  Supplies                                                 1,078
  Telephone                                                4,956
  Trash removal                                            3,528
  Utilities                                               60,504
  Wages, benefits and related taxes                      117,621
                                                        --------

    Total rental expenses                               $501,207
                                                        ========

General and administrative expenses

  Administrative salary, benefits and related taxes     $108,533
  Consulting                                               8,370
  Contributions                                              975
  Other taxes                                              3,114
  Professional fees                                       32,694
                                                        --------

    Total general and administrative expenses           $153,686
                                                        ========


                       See independent auditors' report.

                          Independent Auditor's Report


To the Board of Trustees of
Federal Realty Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Escondido Promenade Shopping Center, Escondido, California ("Historical Summary"), for the year ended December 31, 1995. This Historical Summary is the responsibility of the Center's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Center's income and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material aspects, the gross income and direct operating expenses described in
Note 2 of Escondido Promenade Shopping Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

Hurley & Company
Los Angeles, California
January 9, 1997

                      ESCONDIDO PROMENADE SHOPPING CENTER
                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1995




GROSS INCOME:
Base rent                               $2,977,020
Expense recoveries                      $  886,620
Other                                       20,260
                                        ----------

TOTAL GROSS INCOME                      $3,883,900
                                        ==========

DIRECT OPERATING EXPENSES:
Bad debts                                   33,863
Supplies                                    25,705
Security                                    30,509
Insurance                                   63,661
Loan fees                                  121,304
Office                                     118,617
Professional fees                           82,265
Promotions                                  62,705
Property taxes                             528,937
Repairs and maintenance                    296,435
Utilities                                  107,443
Interest on bonds                          359,979
                                        ----------

     TOTAL DIRECT OPERATING EXPENSES    $1,831,423
                                        ==========


              The notes to historical summary of gross income and direct operating expenses are an integral part of this summary.

                      ESCONDIDO PROMENADE SHOPPING CENTER
                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1995

NOTE 1 -  NATURE OF BUSINESS

Escondido Promenade Shopping Center (the "Center") is located at the intersection of Interstate 15 and West Valley Parkway in Escondido, California. The Center consists of a retail shopping center with approximately 220,503 square feet of rentable space.

The Center's operations consist of leasing retail store space to various tenants. Expense recoveries represent property operating expenses billed to the tenants, including common area maintenance, real estate taxes and other recoverable costs. Expense recoveries are recognized in the period the expenses are incurred. All leases are classified as operating leases and expire at various times prior to 2013.

NOTE 2 -  BASIS OF PRESENTATION

FRIT Escondido Promenade, LLC purchased the Center on December 31, 1996. The Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of the Center, exclusive of the following expenses which are not comparable to the proposed future operations of the
Center:

     (a) Interest expense on existing mortgages and borrowings exclusive of the bonds

     (b)  Depreciation of property and equipment

     (c)  Management and leasing fees

     (d)  Provisions for income taxes

     (e)  Provision on receivable from affiliates

     (f)  Interest income and expense on affiliate loans

     (g)  Interest income

     (h)  Appraisal fees

                 See Accompanying Independent Auditors' Report

                        Federal Realty Investment Trust

                       Pro Forma Condensed Balance Sheet

                                  (unaudited)
                              September 30, 1996
                                (in thousands)

                                                                 Pro Forma Adjustments            Pro Forma
Assets                                           Trust           Debit                 Credit     Combined
                                                 Actual
Investments
  Real Estate                                 $1,058,525   (1)     56,500                       $1,115,025
  Less accumulated depreciation                 (215,267)                                         (215,267)
                                              -----------                                       -----------
                                                 843,258                                           899,758
Mortgage notes receivable                         26,975                                            26,975
                                              -----------                                       -----------
                                                 870,233                                           926,733
Cash and investments                               9,666                                             9,666
Notes and accounts receivable                     16,914                                            16,914
Other assets                                      31,784                                            31,784
                                              -----------                                       -----------
                                                $928,597                                          $985,097
                                              ===========                                       ===========

  Liabilities and Shareholders equity

Liabilities
  Obligations under capital leases              $130,930                                          $130,930
  Mortgages payable                               89,515                   (1)          9,400       98,915
  Notes payable                                   18,880                   (1)         47,100       65,980
  Convertible Subordinated debentures             75,289                                            75,289
  Senior notes and debentures                    215,000                                           215,000
  Other liabilities                               48,895                                            48,895
                                              -----------                                      -----------
                                                 578,509                                           635,009
  Shareholders equity                            350,088                                           350,088
                                              -----------                                      -----------
                                                $928,597                                          $985,097
                                              ===========                                      ===========

  The condensed pro forma balance sheet of the Trust gives effect to the acquisition of three shopping centers and four retail buildings during the year ended December 31, 1996. The acquisition of the retail buildings are reflected in the actual numbers at September 30, 1996 since they were purchased prior to that date. The pro forma adjustments assume the acquisition of Saugus Plaza, Wynnewood Shopping Center and Escondido Promenade Shopping Center took place on September 30, 1996.

See accompanying notes.

                                        Federal Realty Investment Trust

                                  Pro Forma Condensed Statement of Operations

                                                  (unaudited)
                                         Year ended December 31, 1995
                                     (in thousands, except per share data)


                                                                                          Pro Forma Adjustments
                                                            Trust      Acquired                                     Pro Forma
                                                           Actual     Properties           Debit        Credit       Combined
Revenue
  Rental income                                            $142,841     $7,060                                      $149,901
  Other                                                       7,435         20                                         7,455
  Interest                                                    4,113          2                                         4,115
                                                          ---------   --------                                   -----------
                                                            154,389      7,082                                       161,471

Expenses
  Interest                                                   39,268        360    (2)     $3,250                      42,878
  Depreciation and amortization                              34,901               (3)        974                      35,875
  Administrative & other charges                              7,305                                                    7,305
  Other operating expenses                                   49,564      2,360                                        51,924
                                                          ---------   --------        -----------  -----------   -----------
                                                            131,038      2,720             4,224                     137,982
                                                          ---------   --------        -----------  -----------   -----------

Income before investors share of operations,and
  loss on sale of real estate                                23,351      4,362             4,224                      23,489

Investors' share of operations and loss on sale
  of real estate                                               (241)              (4)       (261)                       (502)
                                                         ----------   --------         ----------   ----------    ----------
Net income                                                  $23,110     $4,362            $4,485                     $22,987
                                                         ==========   ========         ==========   ==========    ==========

Weighted average number of common shares                     31,860                                                   31,860

Earnings per share                                            $0.72                                                    $0.72
                                                         ==========                                               ==========

     The pro forma consensed statement of operations of the Trust gives effect to the acquisition of the Acquired Centers as though they were acquired at the beginning of the period presented.

See accompanying notes.

                                        Federal Realty Investment Trust

                                  Pro Forma Condensed Statement of Operations

                                                  (unaudited)
                                     Nine months ended September 30, 1996
                                     (in thousands, except per share data)



                                                                                    Pro Forma Adjustments
                                                     Trust      Acquired                                       Pro Forma
                                                    Actual     Properties           Debit         Credit       Combined
Revenue
  Rental income                                     $121,555       $5,467                                       $127,022
  Other                                                6,976                                                       6,976
  Interest                                             3,148                                                       3,148
                                                    --------    ---------         ----------   -----------    -----------
                                                     131,679        5,467                                        137,146

Expenses
  Interest                                            33,559          340   (2)      $2,296                       36,195
  Depreciation and amortization                       28,125                (3)         731                       28,856
  Administrative & other charges                       6,074                                                       6,074
  Other operating expenses                            42,621        1,884                                         44,505
                                                    --------    ---------         ---------   -----------    -----------
                                                     110,379        2,224             3,027                      115,630
                                                    --------    ---------         ---------   -----------    -----------

Income before investors share or operations           21,300        3,243             3,027                       21,516

Investors' share of operations                          (254)               (4)        (268)                        (522)
                                                    --------    ---------         ---------   -----------    -----------
Net income                                           $21,046       $3,243            $3,295                      $20,994
                                                    ========    =========         =========   ===========    ===========

Weighted average number of common shares              33,193                                                      33,193

Earnings per share                                     $0.63                                                       $0.63
                                                    ========    =========         =========   ===========    ===========

     The pro forma condensed statement of operations of the Trust gives effect to the acquisition of the acquired centers as though they were acquired at the beginning of the period presented.

See accompanying notes.

                        Federal Realty Investment Trust

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  (unaudited)

Note (1) Reflects the purchase of Acquired Centers in October and December 1996 as follows:

                                 (in thousands)

               Purchase of real estate     $56,500
               Mortgages payable            (9,400)
               Borrowings under revolving
                 credit facilities         (47,100)

Note (2) Reflects interest expense on revolving credit facilities used to purchase Saugus Plaza Shopping Center, Wynnewood Shopping Center, and Escondido Promenade Shopping Center.

Note (3) Reflects depreciation based on the book value of depreciable real estate purchased.

Note (4)  Reflects minority interest in the earnings of Escondido Promenade.